Debt Debt- Summary of Financial Expense, net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Financial Expense, net [Abstract]
Interest Expense, Long-term Debt	$ 17,663	$ 22,972
Amortization of Deferred Charges	2,022	4,429
Write-off of deferred financing costs	366	446
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	0	200
Sundry Finance Costs	145	123
Financial expense, net	$ 20,196	$ 28,170